Vanguard Emerging Markets Select Stock Fund
Supplement Dated August 12, 2024, to the Prospectus and Summary Prospectus Dated February 27, 2024
Important Changes to Vanguard Emerging Markets Select Stock Fund

The Board of Trustees of Vanguard Trustees’ Equity Fund, on behalf of Vanguard Emerging Markets Select Stock Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing Oaktree Fund Advisors, LLC (Oaktree) as advisor to the Fund. All references to Oaktree as an investment advisor to the Fund and all other details and descriptions regarding Oaktree’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s Board of Trustees may, without prior approval from shareholders, remove an advisor.
Baillie Gifford Overseas Ltd. (Baillie Gifford), Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management) remain as advisors of the Fund, and assets of the Fund previously managed by Oaktree will be reallocated to Baillie Gifford and Pzena.
The Fund’s investment objective, principal investment strategies, and policies remain unchanged. There is no expected increase to the Fund’s current expense ratio.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 752B 082024

Vanguard Trustees’ Equity Fund

Supplement Dated August 12, 2024, to the Statement of Additional Information Dated February 27, 2024
Important Changes to Vanguard Emerging Markets Select Stock Fund
The Board of Trustees of Vanguard Trustees’ Equity Fund, on behalf of Vanguard Emerging Markets Select Stock Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team, removing Oaktree Fund Advisors, LLC (Oaktree) as advisor to the Fund. All references to Oaktree as an investment advisor to the Fund and all other details and descriptions regarding Oaktree’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.
The Fund operates under the terms of an SEC exemption, whereby the Fund’s Board of Trustees may, without prior approval from shareholders, remove an advisor.
Baillie Gifford Overseas Ltd. (Baillie Gifford), Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management) remain as advisors of the Fund, and assets of the Fund previously managed by Oaktree will be reallocated to Baillie Gifford and Pzena.
The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section on page B-50, the text is revised to state that the Trust currently uses eight investment advisors.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 046A 082024